Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles J. Vaughan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pinnacle Systems, Inc. on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pinnacle Systems, Inc.

	By:	/s/ CHARLES J. VAUGHAN

Date: November 12, 2003	Name:	Charles J. Vaughan
	Title:	President and Chief Executive Officer

I, Arthur D. Chadwick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pinnacle Systems, Inc. on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pinnacle Systems, Inc.

	By:	/s/ ARTHUR D. CHADWICK

Date: November 12, 2003	Name:	Arthur D. Chadwick
	Title:	Vice President, Finance and Administration, Chief Financial Officer and Secretary